Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

3rd Quarter Ended September 30, 2012

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750
Email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or security of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

-	All financial information contained herein is unaudited.

-	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

-	Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

-	In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 26 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
HIGHLIGHTS
Gross premiums written	$504,420	$442,698	13.9%	$1,832,219	$1,522,984	20.3%
Net premiums written	391,537	350,260	11.8%	1,475,200	1,226,934	20.2%
Net premiums earned	441,017	371,340	18.8%	1,272,654	1,061,523	19.9%
Underwriting income (loss)	52,411	60,107	(12.8%)	175,395	(6,185)	n.m.
Net income (loss)	219,647	(10,972)	n.m.	534,154	91,448	484.1%
Operating income	79,219	86,163	(8.1%)	258,042	89,005	189.9%

Total shareholders’ equity	3,435,786	3,003,074	14.4%	3,435,786	3,003,074	14.4%
Cash flows from operating activities	198,446	129,659	53.1%	500,219	491,505	1.8%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income (loss)	$6.16	$(0.29)	n.m.	$14.68	$2.40	511.7%
Operating income	$2.22	$2.26	(1.8%)	$7.09	$2.34	203.0%
Diluted earnings per share
Net income (loss)	$6.00	$(0.29)	n.m.	$14.28	$2.30	520.9%
Operating income	$2.16	$2.19	(1.4%)	$6.90	$2.24	208.0%

Book value per share	$97.05	$78.73	23.3%	$97.05	$78.73	23.3%
Diluted book value per share	$93.82	$75.82	23.7%	$93.82	$75.82	23.7%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	26.2%	-1.5%	27.7 pts	21.7%	4.1%	17.6 pts
Annualized ROAE, operating income	9.4%	11.5%	(2.1) pts	10.5%	4.0%	6.5 pts
Financial statement portfolio return	2.2%	-1.1%	3.3 pts	4.9%	1.1%	3.8 pts

Loss and loss expense ratio	58.7%	55.4%	3.3 pts	56.9%	70.3%	(13.4) pts
Acquisition cost ratio	11.6%	10.7%	0.9 pts	11.8%	11.4%	0.4 pts
General and administrative expense ratio	17.8%	17.8%	- pts	17.5%	19.0%	(1.5) pts

Expense ratio	29.4%	28.5%	0.9 pts	29.3%	30.4%	(1.1) pts

Combined ratio	88.1%	83.9%	4.2 pts	86.2%	100.7%	(14.5) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Nine Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011

Revenues
Gross premiums written	$504,420	$646,870	$680,929	$416,537	$442,698	$1,832,219	$1,522,984
Net premiums written	$391,537	$494,710	$588,953	$306,832	$350,260	$1,475,200	$1,226,934

Net premiums earned	$441,017	$429,747	$401,890	$395,469	$371,340	$1,272,654	$1,061,523
Net investment income	39,121	42,451	47,209	45,489	47,883	128,781	150,459
Net realized investment gains (losses)	149,813	8,663	133,581	31,632	(130,809)	292,057	(21,555)
Other income	—	—	—	66,744	35,000	—	35,000

Total revenues	$629,951	$480,861	$582,680	$539,334	$323,414	$1,693,492	$1,225,427

Expenses
Net losses and loss expenses	$258,948	$240,380	$225,202	$213,345	$205,546	$724,530	$745,811
Acquisition costs	51,086	51,588	47,138	46,562	39,680	149,812	120,733
General and administrative expenses	78,572	73,979	70,366	70,492	66,007	222,917	201,164
Amortization of intangible assets	633	634	633	678	767	1,900	2,300
Interest expense	13,822	14,001	13,756	13,754	13,748	41,579	41,235
Foreign exchange loss (gain)	1,023	(1,019)	(81)	(549)	2,966	(77)	3,708

Total expenses	$404,084	$379,563	$357,014	$344,282	$328,714	$1,140,661	$1,114,951

Income (Loss) before income taxes	$225,867	$101,298	$225,666	$195,052	$(5,300)	$552,831	$110,476
Income tax expense	6,220	4,947	7,510	11,952	5,672	18,677	19,028

Net income (loss)	$219,647	$96,351	$218,156	$183,100	$(10,972)	$534,154	$91,448

GAAP Ratios
Loss and loss expense ratio	58.7%	55.9%	56.0%	53.9%	55.4%	56.9%	70.3%
Acquisition cost ratio	11.6%	12.0%	11.7%	11.8%	10.7%	11.8%	11.4%
General and administrative expense ratio	17.8%	17.2%	17.5%	17.8%	17.8%	17.5%	19.0%

Expense ratio	29.4%	29.2%	29.2%	29.6%	28.5%	29.3%	30.4%

Combined ratio	88.1%	85.1%	85.2%	83.5%	83.9%	86.2%	100.7%

Per Share Data
Basic earnings per share
Net income (loss)	$6.16	$2.66	$5.86	$4.80	$(0.29)	$14.68	$2.40
Operating income	$2.22	$2.41	$2.46	$2.48	$2.26	$7.09	$2.34
Diluted earnings per share
Net income (loss)	$6.00	$2.59	$5.70	$4.63	$(0.29)	$14.28	$2.30
Operating income	$2.16	$2.35	$2.39	$2.40	$2.19	$6.90	$2.24

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Nine Months Ended
	September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$263,129	52.2%	$201,522	45.5%	$733,314	40.0%	$611,562	40.2%
International Insurance	121,315	24.1%	109,612	24.8%	418,498	22.8%	399,530	26.2%
Reinsurance	119,976	23.7%	131,564	29.7%	680,407	37.2%	511,892	33.6%

Total	$504,420	100.0%	$442,698	100.0%	$1,832,219	100.0%	$1,522,984	100.0%

Gross Premiums Written by Geographic Location
United States	$312,807	62.0%	$245,688	55.5%	$1,051,355	57.4%	$821,512	53.9%
Bermuda	108,955	21.6%	113,671	25.7%	484,313	26.4%	461,989	30.3%
Europe	46,836	9.3%	47,569	10.7%	182,220	9.9%	169,857	11.2%
Singapore	31,902	6.3%	33,252	7.5%	101,213	5.5%	58,819	3.9%
Hong Kong	3,920	0.8%	2,518	0.6%	13,118	0.8%	10,807	0.7%

Total	$504,420	100.0%	$442,698	100.0%	$1,832,219	100.0%	$1,522,984	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

	Three Months Ended				Nine Months Ended
	September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$77,860	29.6%	$54,547	27.1%	$204,609	27.9%	$152,070	24.9%
Professional liability	66,425	25.2%	57,039	28.3%	192,282	26.2%	170,781	27.9%
Healthcare	52,357	19.9%	42,091	20.9%	145,633	19.9%	137,664	22.5%
Programs	32,220	12.2%	26,638	13.2%	81,108	11.1%	66,792	10.9%
General property	15,653	5.9%	14,916	7.4%	71,292	9.7%	61,439	10.0%
Other	18,614	7.2%	6,291	3.1%	38,390	5.2%	22,816	3.8%

Total	$263,129	100.0%	$201,522	100.0%	$733,314	100.0%	$611,562	100.0%

International Insurance
Professional liability	$37,741	31.1%	$38,935	35.5%	$121,557	29.0%	$116,026	29.0%
General property	22,211	18.3%	24,363	22.2%	120,228	28.7%	124,893	31.3%
General casualty	32,667	26.9%	25,503	23.3%	97,517	23.3%	94,232	23.6%
Healthcare	17,746	14.6%	17,463	15.9%	58,076	13.9%	57,318	14.3%
Other	10,950	9.1%	3,348	3.1%	21,120	5.1%	7,061	1.8%

Total	$121,315	100.0%	$109,612	100.0%	$418,498	100.0%	$399,530	100.0%

Reinsurance
Property	$59,368	49.5%	$66,066	50.2%	$334,717	49.2%	$249,284	48.7%
Casualty	60,695	50.6%	56,022	42.6%	209,088	30.7%	200,838	39.2%
Specialty	(87)	-0.1%	9,476	7.2%	136,602	20.1%	61,770	12.1%

Total	$119,976	100.0%	$131,564	100.0%	$680,407	100.0%	$511,892	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended September 30, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$263,129	$121,315	$119,976	$504,420
Net premiums written	$200,779	$71,199	$119,559	$391,537
Net premiums earned	$173,948	$85,329	$181,740	$441,017

Total revenues	$173,948	$85,329	$181,740	$441,017

Expenses
Net losses and loss expenses	$109,111	$15,099	$134,738	$258,948
Acquisition costs	22,696	(266)	28,656	51,086
General and administrative expenses	37,388	22,920	18,264	78,572

Total expenses	$169,195	$37,753	$181,658	$388,606

Underwriting income	$4,753	$47,576	$82	$52,411

Net investment income				39,121
Net realized investment gains				149,813
Amortization of intangible assets				(633)
Interest expense				(13,822)
Foreign exchange loss				(1,023)

Income before income taxes				$225,867

GAAP Ratios
Loss and loss expense ratio	62.7%	17.7%	74.1%	58.7%
Acquisition cost ratio	13.0%	(0.3%)	15.8%	11.6%
General and administrative expense ratio	21.5%	26.9%	10.0%	17.8%

Expense ratio	34.5%	26.6%	25.8%	29.4%

Combined ratio	97.2%	44.3%	99.9%	88.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2011

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$201,522	$109,612	$131,564	$442,698
Net premiums written	$157,310	$61,386	$131,564	$350,260
Net premiums earned	$150,474	$80,175	$140,691	$371,340

Total revenues	$150,474	$80,175	$140,691	$371,340

Expenses
Net losses and loss expenses	$85,720	$43,666	$76,160	$205,546
Acquisition costs	19,549	(343)	20,474	39,680
General and administrative expenses	28,945	21,558	15,504	66,007

Total expenses	$134,214	$64,881	$112,138	$311,233

Underwriting income	$16,260	$15,294	$28,553	$60,107

Net investment income				47,883
Net realized investment losses				(130,809)
Other income - termination fee				35,000
Amortization of intangible assets				(767)
Interest expense				(13,748)
Foreign exchange loss				(2,966)

Loss before income taxes				$(5,300)

GAAP Ratios
Loss and loss expense ratio	57.0%	54.5%	54.1%	55.4%
Acquisition cost ratio	13.0%	(0.4%)	14.6%	10.7%
General and administrative expense ratio	19.2%	26.9%	11.0%	17.8%

Expense ratio	32.2%	26.5%	25.6%	28.5%

Combined ratio	89.2%	81.0%	79.7%	83.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$733,314	$418,498	$680,407	$1,832,219
Net premiums written	$551,286	$255,150	$668,764	$1,475,200
Net premiums earned	$490,091	$247,805	$534,758	$1,272,654

Total revenues	$490,091	$247,805	$534,758	$1,272,654

Expenses
Net losses and loss expenses	$309,889	$75,432	$339,209	$724,530
Acquisition costs	63,918	(1,376)	87,270	149,812
General and administrative expenses	103,162	66,969	52,786	222,917

Total expenses	$476,969	$141,025	$479,265	$1,097,259

Underwriting income	$13,122	$106,780	$55,493	$175,395

Net investment income				128,781
Net realized investment gains				292,057
Amortization of intangible assets				(1,900)
Interest expense				(41,579)
Foreign exchange gain				77

Income before income taxes				$552,831

GAAP Ratios
Loss and loss expense ratio	63.2%	30.4%	63.4%	56.9%
Acquisition cost ratio	13.0%	(0.6%)	16.3%	11.8%
General and administrative expense ratio	21.0%	27.0%	9.9%	17.5%

Expense ratio	34.0%	26.4%	26.2%	29.3%

Combined ratio	97.2%	56.8%	89.6%	86.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2011

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$611,562	$399,530	$511,892	$1,522,984
Net premiums written	$470,099	$245,281	$511,554	$1,226,934
Net premiums earned	$431,812	$236,421	$393,290	$1,061,523

Total revenues	$431,812	$236,421	$393,290	$1,061,523

Expenses
Net losses and loss expenses	$294,146	$186,932	$264,733	$745,811
Acquisition costs	56,527	(2,946)	67,152	120,733
General and administrative expenses	90,997	62,939	47,228	201,164

Total expenses	$441,670	$246,925	$379,113	$1,067,708

Underwriting (loss) income	$(9,858)	$(10,504)	$14,177	$(6,185)

Net investment income				150,459
Net realized investment losses				(21,555)
Other income - termination fee				35,000
Amortization of intangible assets				(2,300)
Interest expense				(41,235)
Foreign exchange loss				(3,708)

Income before income taxes				$110,476

GAAP Ratios
Loss and loss expense ratio	68.1%	79.1%	67.3%	70.3%
Acquisition cost ratio	13.1%	(1.2%)	17.1%	11.4%
General and administrative expense ratio	21.1%	26.6%	12.0%	19.0%

Expense ratio	34.2%	25.4%	29.1%	30.4%

Combined ratio	102.3%	104.5%	96.4%	100.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Nine Months Ended
	September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)(2)
U.S. Insurance
Current year - non-catastrophe	$115,663	66.4%	$104,085	69.2%	$329,823	67.3%	$283,998	67.7%
Current year - property catastrophe	1,675	1.0%	3,500	2.3%	1,675	0.3%	8,500	2.0%
Prior year	(8,227)	(4.7%)	(21,865)	(14.5%)	(21,609)	(4.4%)	(9,881)	(2.4%)
Impact of prior year commutation(3)	-	0.0%	-	0.0%	-	0.0%	11,529	0.8%

Net losses and loss expenses	$109,111	62.7%	$85,720	57.0%	$309,889	63.2%	$294,146	68.1%

International Insurance
Current year - non-catastrophe	$51,754	60.7%	$53,066	66.3%	$161,494	65.2%	$163,325	69.1%
Current year - property catastrophe	2,325	2.7%	10,450	13.0%	2,325	0.9%	84,100	35.6%
Prior year	(38,980)	(45.7%)	(19,850)	(24.8%)	(88,387)	(35.7%)	(60,493)	(25.6%)

Net losses and loss expenses	$15,099	17.7%	$43,666	54.5%	$75,432	30.4%	$186,932	79.1%

Reinsurance
Current year - non-catastrophe	$142,685	78.4%	$76,469	54.3%	$365,771	68.4%	$214,963	54.7%
Current year - property catastrophe	1,000	0.6%	19,500	13.9%	1,000	0.2%	140,500	35.7%
Prior year	(8,947)	(4.9%)	(19,809)	(14.1%)	(27,562)	(5.2%)	(90,730)	(23.1%)

Net losses and loss expenses	$134,738	74.1%	$76,160	54.1%	$339,209	63.4%	$264,733	67.3%

Consolidated
Current year - non-catastrophe	$310,102	70.3%	$233,620	63.0%	$857,088	67.3%	$662,286	63.1%
Current year - property catastrophe	5,000	1.1%	33,450	9.0%	5,000	0.4%	233,100	22.2%
Prior year	(56,154)	(12.7%)	(61,524)	(16.6%)	(137,558)	(10.8%)	(161,104)	(15.4%)
Impact of prior year commutation(3)	-	0.0%	-	0.0%	-	0.0%	11,529	0.4%

Net losses and loss expenses	$258,948	58.7%	$205,546	55.4%	$724,530	56.9%	$745,811	70.3%

(1) “NPE” means net premiums earned.

(2) Current year and prior year losses as a % of net premiums earned are calculated excluding the effect of the commutation on net premiums earned.

(3) Reflects the impact of a commutation of a prior year contract in the nine months ended September 30, 2011, which increased prior year net losses and loss expenses by $11.5 million and increased net premiums earned by $12.4 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of September 30, 2012	As of December 31, 2011
ASSETS
Fixed maturity investments available for sale, at fair value	$29,085	$244,016
Fixed maturity investments trading, at fair value	7,125,860	6,254,686
Equity securities trading, at fair value	490,418	367,483
Other invested assets trading, at fair value	564,702	540,409

Total investments	8,210,065	7,406,594
Cash and cash equivalents	639,517	633,996
Restricted cash	46,923	82,608
Insurance balances receivable	754,978	652,158
Prepaid reinsurance	262,163	226,721
Reinsurance recoverable	1,077,522	1,002,919
Accrued investment income	32,348	38,263
Net deferred acquisition costs	127,527	100,334
Goodwill	268,376	268,376
Intangible assets	51,998	53,898
Balances receivable on sale of investments	756,570	580,443
Net deferred tax assets	23,185	22,646
Other assets	60,817	53,202

TOTAL ASSETS	$12,311,989	$11,122,158

LIABILITIES
Reserve for losses and loss expenses	$5,450,787	$5,225,143
Unearned premiums	1,316,399	1,078,412
Reinsurance balances payable	120,432	124,539
Balances due on purchases of investments	1,075,069	616,728
Senior notes	798,147	797,949
Dividends payable	—	14,302
Accounts payable and accrued liabilities	115,369	116,063

TOTAL LIABILITIES	$8,876,203	$7,973,136

SHAREHOLDERS’ EQUITY
Common shares: 2012: par value CHF 12.98 per share and 2011: par value CHF 14.03 per share (2012: 37,083,742; 2011: 40,003,642 shares issued and 2012: 35,402,558; 2011: 37,742,131 shares outstanding)	$477,246	$557,153
Additional paid-in capital	—	78,225
Treasury shares, at cost (2012: 1,681,184; 2011: 2,261,511)	(120,944)	(136,590)
Retained earnings	3,078,099	2,635,750
Accumulated other comprehensive income	1,385	14,484

TOTAL SHAREHOLDERS’ EQUITY	$3,435,786	$3,149,022

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,311,989	$11,122,158

Book value per share	$97.05	$83.44
Diluted book value per share	$93.82	$80.11

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	Fair Value September 30, 2012		Fair Value December 31, 2011
FAIR VALUE
Fixed maturity securities	$7,154,945	80.4%	$6,498,702	80.0%
Equity securities	490,418	5.5%	367,483	4.5%
Other invested assets trading	564,702	6.4%	540,409	6.7%
Cash and cash equivalents	686,440	7.7%	716,604	8.8%

Total	$8,896,505	100.0%	$8,123,198	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government securities	$1,487,589	16.7%	$1,087,633	13.4%
U.S. government agencies	390,988	4.4%	224,262	2.7%
Non-U.S. government and government agencies	309,471	3.5%	256,756	3.2%
State, municipalities and political subdivisions	41,542	0.5%	167,381	2.1%
Corporate securities	2,237,187	25.1%	2,431,381	29.9%
Mortgage-backed securities	2,251,957	25.3%	1,818,091	22.4%
Asset-backed securities	436,211	4.9%	513,198	6.3%

Fixed income sub-total	7,154,945	80.4%	6,498,702	80.0%
Private equity (funded)	124,195	1.4%	108,865	1.3%
Hedge funds	440,507	5.0%	431,544	5.4%
Equity securities	490,418	5.5%	367,483	4.5%
Cash and cash equivalents	686,440	7.7%	716,604	8.8%

Total	$8,896,505	100.0%	$8,123,198	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,878,577	26.3%	$1,311,895	20.2%
AAA/Aaa	984,569	13.8%	1,336,221	20.6%
AA/Aa	2,237,030	31.3%	1,656,861	25.4%
A/A	976,493	13.6%	1,148,138	17.7%
BBB/Baa	391,457	5.5%	565,105	8.7%
BB	211,538	3.0%	168,095	2.6%
B/B	212,605	3.0%	103,324	1.6%
CCC+ and below	262,676	3.5%	209,063	3.2%

Total	$7,154,945	100.0%	$6,498,702	100.0%

STATISTICS
Annualized book yield, year to date	2.1%		2.5%
Duration*	1.9 years		1.9 years
Average credit quality (S&P)	AA-		AA-

* Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	Fair Value September 30, 2012	Average Rating	Portfolio Percentage
Cash and cash equivalents	$686,440	AAA	7.7%
U.S. government securities	1,487,589	AA+	16.7%
U.S. government agencies	390,988	AA+	4.4%
Non-U.S. government and government agencies	309,471	AA+	3.5%
State, municipalities and political subdivisions	41,542	AA-	0.5%
Mortgage-backed securities:
Agency MBS	1,606,201	AA+	18.1%
Non-agency RMBS	107,375	A	1.2%
Non-agency RMBS - Non investment grade	230,287	CCC	2.6%
CMBS	308,094	AA+	3.4%

Total mortgage-backed securities	2,251,957		25.3%
Corporate securities:
Financials	1,031,764	A+	11.6%
Industrials	1,145,621	BBB	12.9%
Utilities	59,802	BBB	0.6%

Total corporate securities	2,237,187		25.1%
Asset-backed securities:
Credit cards	26,087	AAA	0.3%
Auto receivables	34,433	AAA	0.4%
Student Loans	160,001	AA+	1.8%
Collateralized loan obligations	193,663	AA+	2.2%
Other	22,027	AAA	0.2%

Total asset-backed securities	436,211		4.9%

Private equity	124,195	N/A	1.4%
Hedge funds	440,507	N/A	5.0%
Equities	490,418	N/A	5.5%

Total investment portfolio	$8,896,505		100.0%

Top 10 Corporate Exposures
Corporate	Fair Value September 30, 2012	Portfolio Percentage
Bank of America Corp.	$54,525	0.6%
Citigroup Inc.	49,021	0.6%
JPMorgan Chase & Co.	37,481	0.4%
Morgan Stanley	36,651	0.4%
Wells Fargo & Co.	30,422	0.3%
AT&T Inc.	30,361	0.3%
DNB ASA	29,761	0.3%
Anheuser-Busch InBev NV	29,760	0.3%
Mitsubishi UFJ Financial	27,946	0.3%
American Express Co.	27,329	0.3%

Other Invested Asset Fund Details	Fair Value September 30, 2012	Unfunded Commitments
Private Equity:
Primary and secondary	$87,241	$158,129
Mezzanine debt	27,444	89,000
Distressed	9,510	8,800

Total private equity	124,195	255,929

Hedge Funds:
Distressed	42,248	-
Equity long/short	170,023	-
Multi-strategy	140,141	-
Global macro	19,246	-
Event driven	68,849	-

Total hedge funds	440,507	-

Total other invested assets	$564,702	$255,929

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	September 30, 2012			December 31, 2011

	Non-Agency RMBS		Commercial Mortgage Backed Securities	Non-Agency RMBS		Commercial Mortgage Backed Securities
Credit Quality by Fair Value	Non Investment Grade Strategy	Core Fixed Income Account		Non Investment Grade Strategy	Core Fixed Income Account

AAA	$7,241	$38,156	$211,594	$12,073	$72,415	$299,960
AA	584	16,267	68,776	391	7,642	30,466
A	-	13,496	24,992	-	8,077	531
BBB	6,774	14,032	2,732	287	1,515	414
BB	-	14,896	-	2,978	16,635	-
B	8,359	9,928	-	3,587	12,257	-
CCC	120,285	600	-	97,611	1,347	-
CC	13,978	-	-	10,289	457	-
D	73,066	-	-	55,266	-	-

Total fair value	$230,287	$107,375	$308,094	$182,482	$120,345	$331,371

Average credit rating	CCC	A	AA+	CCC	A+	AAA
Average credit enhancement **	15.7%	13.4%	33.3%	20.1%	10.9%	36.1%

** Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - SEPTEMBER 30, 2012

			Sovereign Guaranteed Financial Institutions		Mortgage-Backed Securities			Asset- Backed Securities	Corporate Securities
Region	Country	Sovereign*		State and Municipalities	Agency MBS	RMBS	CMBS		Financials	Industrials	Utilities	Equity Securities	Total Exposure

Africa	South Africa	$9,619	$-	$-	$-	$-	$-	$-	$-	$6,320	$-	$-	$15,939

Australia	Australia	38,473	48,552	-	-	-	-	-	25,291	23,950	-	5,012	141,278

Europe	Belgium	-	21,972	-	-	-	-	-	-	24,614	-	-	46,586
	Denmark	-	34,858	-	-	-	-	-	-	-	-	-	34,858
	France	-	-	-	-	-	-	6,615	24,996	28,343	-	8,151	68,105
	Germany	27,549	43,598	-	-	-	-	2,792	1,316	17,100	-	-	92,355
	Ireland	-	-	-	-	-	-	-	-	85	-	-	85
	Italy	-	-	-	-	-	-	-	-	1,291	1,822	-	3,113
	Luxembourg	-	-	-	-	-	-	-	-	13,301	-	-	13,301
	Netherlands	-	39,931	-	-	-	-	-	18,156	15,132	-	11,513	84,732
	Norway	-	12,769	-	-	-	-	-	53,605	2,784	-	5,545	74,703
	Russia	-	-	-	-	-	-	-	2,676	7,431	2,202	-	12,309
	Spain	-	-	-	-	-	-	-	-	13,230	-	-	13,230
	Sweden	-	-	-	-	-	-	-	34,466	-	-	-	34,466
	Switzerland	10,719	-	-	-	-	-	-	16,768	3,747	-	23,782	55,016
	United Kingdom	25,946	5,476	-	-	7,733	-	15,525	92,909	70,546	610	-	218,745

	Total	64,214	158,604	-	-	7,733	-	24,932	244,892	197,604	4,634	48,991	751,604

Latin	Brazil	-	-	-	-	-	-	-	696	9,014	4,172	-	13,882
America	Chile	-	-	-	-	-	-	-	251	-	-	3,606	3,857
	Colombia	-	-	-	-	-	-	-	-	-	-	-	-
	Mexico	9,209	-	-	-	-	-	-	-	1,873	-	-	11,082
	Puerto Rico	-	-	-	-	-	-	-	-	308	-	-	308

	Total	9,209	-	-	-	-	-	-	947	11,195	4,172	3,606	29,129

North	Bermuda	-	-	-	-	-	-	-	-	1,634	-	3,081	4,715
America	Canada	74,831	22,642	-	-	-	-	-	71,561	37,818	535	23,138	230,525
	Cayman Islands	-	-	-	-	-	-	145,470	-	-	-	-	145,470
	United States	1,906,537	-	41,542	1,606,201	329,929	308,094	265,809	505,003	839,885	47,220	318,195	6,168,415

	Total	1,981,368	22,642	41,542	1,606,201	329,929	308,094	411,279	576,564	879,337	47,755	344,414	6,549,125

Asia /	China	-	-	-	-	-	-	-	-	-	-	17,862	17,862
Middle East	Hong Kong	-	-	-	-	-	-	-	-	3,356	-	4,161	7,517
	India	-	-	-	-	-	-	-	-	-	-	-	-
	Indonesia	-	-	-	-	-	-	-	-	-	-	6,333	6,333
	Israel	-	-	-	-	-	-	-	-	631	-	9,396	10,027
	Japan	-	-	-	-	-	-	-	28,951	16,866	-	2,803	48,620
	Malaysia	-	-	-	-	-	-	-	-	-	-	-	-
	Philippines	-	-	-	-	-	-	-	-	-	-	8,997	8,997
	Qatar	-	-	-	-	-	-	-	-	6,362	-	-	6,362
	Singapore	-	-	-	-	-	-	-	-	-	-	30,217	30,217
	South Korea	-	6,155	-	-	-	-	-	2,176	-	3,241	-	11,572
	Taiwan	-	-	-	-	-	-	-	-	-	-	8,626	8,626
	UAE	-	-	-	-	-	-	-	2,155	-	-	-	2,155

	Total	-	6,155	-	-	-	-	-	33,282	27,215	3,241	88,395	158,288

	Grand Total	$2,102,883	$235,953	$41,542	$1,606,201	$337,662	$308,094	$436,211	$880,976	$1,145,621	$59,802	$490,418	$7,645,363

* Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of September 30, 2012

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$378,317	$388,378	$459,973	$1,226,668
IBNR (net of reinsurance recoverable)	946,992	1,226,660	972,945	3,146,597

Total	$1,325,309	$1,615,038	$1,432,918	$4,373,265

IBNR/Total reserves (net of reinsurance recoverable)	71.5%	76.0%	67.9%	72.0%

	As of December 31, 2011

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$313,750	$400,292	$455,940	$1,169,982
IBNR (net of reinsurance recoverable)	910,383	1,284,434	857,425	3,052,242

Total	$1,224,133	$1,684,726	$1,313,365	$4,222,224

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.2%	65.3%	72.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of September 30, 2012	As of December 31, 2011

Senior notes	$798,147	$797,949
Shareholders’ equity	3,435,786	3,149,022

Total capitalization	$4,233,933	$3,946,971

Leverage ratios
Debt to total capitalization	18.9%	20.2%

Closing shareholders’ equity	$3,435,786	$3,149,022
Deduct: accumulated other comprehensive income	(1,385)	(14,484)

Adjusted shareholders’ equity	$3,434,401	$3,134,538

Net premiums written (trailing 12 months)	$1,782,032	$1,533,766
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.52	0.49

Total investments and cash & cash equivalents	$8,896,505	$8,123,198
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.59	2.59

Reserve for losses and loss expenses	$5,450,787	$5,225,143
Deduct: reinsurance recoverable	(1,077,522)	(1,002,919)

Net reserve for losses and loss expenses	$4,373,265	4,222,224
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.27	1.35

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share(1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2011	$60,000	969,163	$61.91	$74.26	83.4%
June 30, 2011	-	-	-	75.46	NA
September 30, 2011	-	-	-	76.05	NA
December 31, 2011	26,700	450,000	59.33	77.77	76.3%

Total - 2011	$86,700	1,419,163	$61.09	$75.37	81.1%

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%

Total - 2012	$207,049	2,942,085	$70.37	$85.74	82.1%	$467,125

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended						Nine Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011		September 30, 2012	September 30, 2011
Net income (loss)	$219,647	$96,351	$218,156	$183,100	$(10,972)		$534,154	$91,448
Add after tax effect of:
Net realized investment (gains) losses	(141,451)	(8,014)	(126,570)	(26,332)	126,440		(276,035)	26,119
Other income - termination fee	-	-	-	(61,538)	(32,270)		-	(32,270)
Foreign exchange loss (gain)	1,023	(1,019)	(81)	(549)	2,966		(77)	3,708

Operating income	$79,219	$87,318	$91,505	$94,681	$86,164		$258,042	$89,005

Weighted average common shares outstanding
Basic	35,652,768	36,288,596	37,205,166	38,138,558	38,110,368		36,379,514	38,078,116
Diluted	36,616,734	37,189,722	38,284,635	39,524,273	39,340,710	*	37,393,093	39,759,780

Basic per share data
Net income (loss)	$6.16	$2.66	$5.86	$4.80	$(0.29)		$14.68	$2.40
Add after tax effect of:
Net realized investment (gains) losses	(3.97)	(0.22)	(3.40)	(0.69)	3.32		(7.59)	0.69
Other income - termination fee	-	-	-	(1.62)	(0.85)		-	(0.85)
Foreign exchange loss (gain)	0.03	(0.03)	-	(0.01)	0.08		-	0.10

Operating income	$2.22	$2.41	$2.46	$2.48	$2.26		$7.09	$2.34

Diluted per share data
Net income (loss)	$6.00	$2.59	$5.70	$4.63	$(0.29)	*	$14.28	$2.30
Add after tax effect of:
Net realized investment (gains) losses	(3.86)	(0.22)	(3.31)	(0.67)	3.21		(7.38)	0.66
Other income - termination fee	-	-	-	(1.56)	(0.82)		-	(0.81)
Foreign exchange loss (gain)	0.02	(0.02)	-	-	0.09		-	0.09

Operating income	$2.16	$2.35	$2.39	$2.40	$2.19		$6.90	$2.24

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Nine Months Ended

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011

Opening shareholders’ equity	$3,283,901	$3,245,821	$3,149,022	$3,003,074	$3,044,417	$3,149,022	$3,075,820
Deduct: accumulated other comprehensive income	(1,414)	(2,325)	(14,484)	(17,796)	(23,095)	(14,484)	(57,135)

Adjusted opening shareholders’ equity	$3,282,487	$3,243,496	$3,134,538	$2,985,278	$3,021,322	$3,134,538	$3,018,685

Closing shareholders’ equity	$3,435,786	$3,283,901	$3,245,821	$3,149,022	$3,003,074	$3,435,786	$3,003,074
Deduct: accumulated other comprehensive income	(1,385)	(1,414)	(2,325)	(14,484)	(17,796)	(1,385)	(17,796)

Adjusted closing shareholders’ equity	$3,434,401	$3,282,487	$3,243,496	$3,134,538	$2,985,278	$3,434,401	$2,985,278

Average adjusted shareholders’ equity	$3,358,444	$3,262,992	$3,189,017	$3,059,908	$3,003,300	$3,284,470	$3,001,982

Net income (loss) available to shareholders	$219,647	$96,351	$218,156	$183,100	$(10,972)	$534,154	$91,448

Annualized net income (loss) available to shareholders	$878,588	$385,404	$872,624	$732,400	$(43,888)	$712,205	$121,931

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	26.2%	11.8%	27.4%	23.9%	(1.5%)	21.7%	4.1%

Operating income available to shareholders	$79,219	$87,318	$91,505	$94,681	$86,164	$258,042	$89,005

Annualized operating income available to shareholders	$316,876	$349,272	$366,020	$378,724	$344,656	$344,056	$118,673

Annualized return on average shareholders’ equity - operating income available to shareholders	9.4%	10.7%	11.5%	12.4%	11.5%	10.5%	4.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of September 30, 2012	As of December 31, 2011	As of September 30, 2011

Price per share at period end	$77.25	$62.93	$53.71

Total shareholders’ equity	$3,435,786	$3,149,022	$3,003,074

Basic common shares outstanding	35,402,558	37,742,131	38,145,557

Add: unvested restricted share units	179,986	249,251	256,672

Add: performance based equity awards	508,130	889,939	898,014

Add: employee purchase plan	5,925	11,053	1,215

Add: dilutive options/warrants outstanding	1,306,837	1,525,853	1,107,305
Weighted average exercise price per share	$46.14	$45.72	$38.80

Deduct: options bought back via treasury method	(780,502)	(1,108,615)	(799,914)

Common shares and common share equivalents outstanding	36,622,934	39,309,612	39,608,849

Basic book value per common share	$97.05	$83.44	$78.73
Year-to-date percentage change in basic book value per common share	16.3%	6.0%

Diluted book value per common share	$93.82	$80.11	$75.82
Year-to-date percentage change in dilutive book value per common share	17.1%	5.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Nine Months Ended

	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
NET INVESTMENT INCOME
Fixed maturity investments	$36,778	$47,877	$120,883	$149,471
Equity securities and other invested assets	5,375	3,397	18,093	10,608
Cash and cash equivalents	640	166	1,797	611
Expenses	(3,672)	(3,557)	(11,992)	(10,231)

Net investment income	$39,121	$47,883	$128,781	$150,459

NET REALIZED INVESTMENT GAINS (LOSSES)
Gross realized gains on sale of invested assets	$27,210	$44,674	$119,154	$122,842
Gross realized losses on sale of invested assets	(6,686)	(10,634)	(43,355)	(35,896)
Net realized and unrealized losses on derivatives	(962)	(43,285)	(192)	(58,821)
Mark-to-market changes: debt securities trading	99,821	(46,078)	144,024	(742)
Mark-to-market changes: other invested assets and equity securities	30,430	(75,486)	72,426	(48,938)

Net realized investment gains (losses)	$149,813	$(130,809)	$292,057	$(21,555)

NET UNREALIZED GAINS ON INVESTMENTS
Opening balance	$2,176	$26,840	$17,619	$63,305
Closing balance	2,131	20,916	2,131	20,916

Change in net unrealized gains on investments	$(45)	$(5,924)	$(15,488)	$(42,389)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$188,889	$(88,850)	$405,350	$86,515

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$39,121	$47,883	$128,781	$150,459
Annualized net investment income	156,484	191,532	171,708	200,612
Average aggregate invested assets, at cost	$8,223,397	$7,926,573	$8,143,931	$7,774,423

Annualized investment book yield	1.9%	2.4%	2.1%	2.6%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$188,889	$(88,850)	$405,350	$86,515
Average aggregate invested assets, at fair value	$8,449,366	$8,048,140	$8,332,460	$7,878,280

Financial statement portfolio return	2.2%	(1.1%)	4.9%	1.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 25 for the calculation of annualized investment book yield.